---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------



                                  ANNUAL REPORT
--------------------------------------------------------------------------------




                                [GRAPHIC OMITTED]



                                    New York
                                    Tax-Free
                                  Income Fund



                                AUGUST 31, 2000


                            [LOGO] John Hancock
                                ------------------
                                JOHN HANCOCK FUNDS

                  ----------------------------------------------
                                    TRUSTEES
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.
                              William J. Cosgrove*
                                Leland O. Erdahl
                               Richard A. Farrell
                                Maureen R. Ford
                                 Gail D. Fosler
                               William F. Glavin
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                          Boston, Massachusetts 02110
                    -----------------------------------------


===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Volatility ruled during the spring, as rising interest rates and prospects of a slowing economy finally caught up to pricey growth stocks. As a result, the tech-heavy NASDAQ Composite Index advanced by only 3.37% through the end of August, while the Dow Jones Industrial Average lost 1.46% and the Standard & Poor's 500 Index was up 4.12%.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including both blue chip and old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and less frothy valuation levels. As for bonds, rising interest rates have kept the broader bond market in flux, but pockets of strength have emerged there, as well, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, has returned 14.28% since January.

Between now and year end, we expect the market's focus to be on Washington, as it usually is in an election year. While the presidential election is important, what warrants more attention is the Federal Reserve Board. The November election will generate more ink, but won't have anywhere near the impact on financial markets that further Fed action could. So we'll be watching the economic data to see whether the Fed has truly wound down its string of interest-rate hikes.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/s/Maureen R.Ford
-----------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

              By Frank A. Lucibella, CFA, Barry H. Evans, CFA, and
                      Dianne Sales, CFA, Portfolio Managers

                             John Hancock New York
                              Tax-Free Income Fund

                 Municipals recover as inflationary worries and
                 ----------------------------------------------
                               rate fears subside
                               ------------------

After being battered and bruised last fall and winter, municipals rebounded handsomely this spring and summer. A year ago, investors were spooked by fears of inflation and rising interest rates. Continually tight labor markets and strong economic growth continued to fan inflationary fears and the Federal Reserve Board raised interest rates to cool off the economy - six times from June 1999 through August 2000. In response, investors pushed bond yields higher and their prices - which move in the opposite direction of yields - lower. Rising interest rates also translated into flagging demand for municipals and most other fixed-income investments, which put further pressure on bond prices.

         But beginning in the spring, the municipal market began to take what proved to be a sustained turn for the better. The market rallied on expectations that the Fed might be at or near the end of its nearly 15-month-long campaign to fight inflation with interest-rate hikes. Most of that optimism stemmed from the fact that a few key economic indicators - including new and existing home sales, retails sales and manufacturing activity - appeared to level off after posting strong gains during most of 1999. Furthermore, significantly increased demand for municipals from individual investors - many of whom were provoked by stock market volatility - gave the municipal market a much-needed shot in the arm. The strong

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock New York Tax-Free Income Fund. Caption below reads "Fund management team members (l-r): Dianne Sales, Barry Evans and Frank Lucibella."]
--------------------------------------------------------------------------------

"...significantly increased demand... gave the municipal market a much-needed shot in the arm."

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund


"Our timely management of the Fund's duration, or interest-rate sensitivity, also paid off."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into twelve sections (from top to left): Highway 4%, Water & Sewer 5%, General Purpose 5%, Authority 5%, Electric 7%, Combined 7%, Health 8%, General Obligation 8%, Transportation 10%, Other 13%, Education 14% and Housing 14%. A note below the chart reads "As a percentage of net assets on August 31, 2000."]
--------------------------------------------------------------------------------

demand for municipals easily absorbed a diminished supply of them. Flush with burgeoning tax coffers, state and local governments issued less debt, roughly 20% less than they had from January through August of 1999. Higher interest rates also acted to curtail issuance because it drove up borrowing and refinancing costs for issuers. In the end, these factors and others helped municipal bond returns top stocks during 2000.

         The New York municipal market had other reasons to cheer. Some bonds issued by the state and New York City agencies received a credit upgrade recently, helping to boost their gains.

Fund performance

For the year ended August 31, 2000, John Hancock New York Tax-Free Income Fund's Class A, Class B and Class C shares posted total returns of

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is New York City Municipal Water followed by an up arrow with the phrase "Credit upgrade boosts prices." The second listing is Discount bonds followed by an up arrow with the phrase "Boosted by rally." The third listing is Health-care bonds followed by a down arrow with the phrase "Reimbursement cuts cause concern." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

5.95%, 5.21% and 5.21%, respectively, at net asset value. By comparison, the average New York municipal bond fund returned 5.29%, according to Lipper, Inc.1 Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Performance review

The Fund's performance was aided by two factors. First, it was well positioned in some of the bonds that received a credit upgrade during the year, such as state-issued securities and New York City Municipal Water Finance Authority bonds. They posted better-than-average gains as a result of the positive credit development.

         Our timely management of the Fund's duration, or interest-rate sensitivity, also paid off. Throughout periods when interest rates were on the rise and the municipal market was in retreat - such as last fall, the December-January period and the March-April span - we shortened the Fund's duration. By doing so during those downdrafts, the Fund's share price losses were curtailed when interest rates rose. We also benefited from increasing the Fund's interest-rate sensitivity when the market rallied, as it has since May. Lengthening the Fund's duration meant that it more fully benefited from the rise in bond prices.

         On the flip side, our weighting in health-care bonds, although small, detracted from performance. As they have for some time now, health-care issues remained under pressure due to increasingly competitive conditions and cutbacks in medical cost reimbursement by Medicare, HMOs and other payers.

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 7% at the top. The first bar represents the 5.95% total return for John Hancock New York Tax-Free Income Fund Class A. The second bar represents the 5.21% total return for John Hancock New York Tax-Free Income Fund Class B. The third bar represents the 5.21% total return for John Hancock New York Tax-Free Income Fund Class C. The fourth bar represents the 5.29% total return for Average New York municipal bond fund. A note below the chart reads "Total returns for John Hancock New York Tax-Free Income Fund are at net asset value with all distributions reinvested. The average New York municipal bond fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

Coupon strategy

One of the most important things we evaluate when selecting bonds for the Fund is their structure, including such elements as their maturity, how much interest they pay and whether or not they are redeemable before maturity. The past year was a good illustration of how structural characteristics can determine a bond's performance.

         In the first half of the year, we emphasized premium coupon bonds, which pay interest rates above prevailing rates. That proved to be a plus because their relatively high coupons helped cushion them against price declines caused by rising interest rates. In addition, many municipal bond prices fell so much that they started to lose eligibility for the more favorable tax treatment known as "de minimus." A difficult market environment exposed more and more bonds to this obscure tax law and placed a lot of pressure on bonds that fell outside of "de minimus." Premium coupon bonds, however, were mostly immune to that problem.

         In the second half of the period, we began to add more discount bonds. Because these bonds paid interest rates below prevailing rates in a rising rate environment, they were selling at a relatively deep discount to their face value at the time. We viewed that as an opportunity to pick up some very attractively priced discount bonds that also offered the benefit of helping to extend our duration.

Outlook

Over the very short term, we think interest rates can hold steady at current levels. It would be quite surprising to see the Fed cut or hike interest rates prior to the November presidential election. Beyond that point, however, anything can happen. While the economy has shown some signs of a slowdown, it may not be enough to prevent the Fed from raising interest rates further by year end. Some observers are speculating that the slowing has been significant enough to warrant a rate cut, something we believe is unlikely given that economic growth remains strong. With that outlook in mind, we plan to keep the Fund's duration neutral. As for the municipal market, we think the technical aspects of supply and demand will remain favorable.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


"...we think the technical aspects of supply and demand will remain favorable."

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock New York Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Please read your prospectus carefully before you invest or send money. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended June 30, 2000

                                                    ONE      FIVE      TEN
                                                    YEAR     YEARS    YEARS
                                                   -------  -------  -------
Cumulative Total Returns                           (2.98%)   24.04%   84.04%
Average Annual Total Returns(1)                    (2.98%)    4.40%    6.29%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended June 30, 2000
                                                                      SINCE
                                                             ONE     INCEPTION
                                                             YEAR    (10/3/96)
                                                            -------  --------
Cumulative Total Returns                                     (3.90%)  12.77%
Average Annual Total Returns(1)                              (3.90%)   3.27%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended June 30, 2000
                                                                       SINCE
                                                              ONE    INCEPTION
                                                              YEAR    (4/1/99)
                                                             -------  --------
Cumulative Total Returns                                     (1.04%)  (2.13%)
Average Annual Total Returns(1)                              (1.04%)  (1.71%)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of August 31, 2000
                                                                      SEC 30-DAY
                                                                        YIELD
                                                                       --------
John Hancock New York Tax-Free Income Fund: Class A(1)                 4.55%
John Hancock New York Tax-Free Income Fund: Class B(1)                 4.07%
John Hancock New York Tax-Free Income Fund: Class C(1)                 4.03%

Note to Performance

(1) The Adviser has voluntarily reduced a portion of the management fee and a portion of the custodian fee has been offset by balance credits during the period. Without the reduction of expenses and the offset, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been (3.30%), 4.02% and 5.68%, respectively. The average annual total returns for the one-year and since inception periods for Class B shares would have been (4.23%) and 2.90%, respectively. The average annual total returns for the one-year and since inception periods for Class C shares would have been (1.36%) and (2.04%), respectively. Without the reduction of expenses, the yields for Class A, Class B and Class C shares would have been 4.23%, 3.75% and 3.71%, respectively.

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock New York Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index - an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock New York Tax-Free Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $20,375 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund on August 31, 1990, before sales charge, and is equal to $19,956 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $19,058 as of August 31, 2000.

Line chart with the heading John Hancock New York Tax-Free Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $12,561 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund on October 3, 1996, before sales charge, and is equal to $11,907 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $11,607 as of August 31, 2000.

Line chart with the heading John Hancock New York Tax-Free Income Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $10,443 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund on April 1, 1999, before sales charge, and is equal to $10,180 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $10,078 as of August 31, 2000.


*No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 2000
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $49,124,227).............     $51,171,263
 Cash ........................................................       1,072,437
 Interest receivable .........................................         701,090
 Other assets ................................................           5,278
                                                                 -------------
                        Total Assets .........................      52,950,068
                        ------------------------------------------------------
Liabilities:
 Payable for investments purchased ...........................       1,036,860
 Dividend payable ............................................           3,446
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................          30,661
 Accounts payable and accrued expenses .......................          39,206
                                                                 -------------
                        Total Liabilities ....................       1,110,173
                        ------------------------------------------------------
Net Assets:
 Capital paid-in .............................................      50,744,113
 Accumulated net realized loss on investments and
  financial futures contracts ................................        (970,688)
 Net unrealized appreciation of investments ..................       2,047,036
 Undistributed net investment income .........................          19,434
                                                                 -------------
                        Net Assets ...........................     $51,839,895
                        ======================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $43,498,166/3,679,400 .............................          $11.82
 =============================================================================
 Class B - $8,219,190/695,241 ................................          $11.82
 =============================================================================
 Class C - $122,539/10,365 ...................................          $11.82
 =============================================================================
 Maximum Offering Price Per Share
 Class A * - ($11.82/0.955) ..................................          $12.38
 =============================================================================
 Class C - ($11.82/0.99) .....................................          $11.94
 =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 2000
--------------------------------------------------------------------------------

Investment Income:
 Interest ....................................................      $3,212,686
                                                                 -------------
 Expenses:
  Investment management fee - Note B .........................         265,913
  Distribution and service fee - Note B
   Class A ...................................................         134,316
   Class B ...................................................          83,365
   Class C ...................................................             742
  Transfer agent fee - Note B ................................          59,074
  Auditing fee ...............................................          21,764
  Custodian fee ..............................................          53,244
  Printing ...................................................          13,376
  Accounting and legal services fee - Note B .................          10,238
  Registration and filing fees ...............................           5,842
  Miscellaneous ..............................................           3,926
  Trustees' fees .............................................           3,282
  Legal fees .................................................             606
  Less: Management fee reduction - Note B ....................        (156,359)
                                                                 -------------
                        Total Expenses .......................         499,329
                        ------------------------------------------------------
                        Less Expense Reductions -
                        Note B ...............................         (33,258)
                        ------------------------------------------------------
                        Net Expenses .........................         466,071
                        ------------------------------------------------------
                        Net Investment Income ................       2,746,615
                        ------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on investments sold .......................        (742,990)
 Change in net unrealized appreciation/depreciation
  of investments .............................................         859,047
                                                                 -------------
                        Net Realized and Unrealized
                        Gain on Investments ..................         116,057
                        ------------------------------------------------------
                        Net Increase in Net Assets
                        Resulting from Operations ............      $2,862,672
                        ======================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                YEAR ENDED AUGUST 31,
                                                                                   ----------------------------------------------
                                                                                          1999                      2000
                                                                                   -------------------       --------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ..........................................................       $2,955,197                 $2,746,615
 Net realized gain (loss) on investments sold and financial futures contracts ...          211,488                   (742,990)
 Change in net unrealized appreciation/depreciation of investments ..............       (3,825,308)                   859,047
                                                                                    --------------             --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ...............         (658,623)                 2,862,672
                                                                                    --------------             --------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.6302 and $0.6065 per share, respectively) .......................       (2,599,041)                (2,361,927)
  Class B - ($0.5429 and $0.5261 per share, respectively) .......................         (355,174)                  (381,387)
  Class C** - ($0.2214 and $0.5259 per share, respectively) .....................             (982)                    (3,316)
 Distributions from net realized gain on investments sold
  Class A - ($0.1058 and none per share, respectively) ..........................         (439,098)                     -
  Class B - ($0.1058 and none per share, respectively) ..........................          (69,123)                     -
 Distributions in excess of net realized gain on investments sold
  Class A - ($0.0081 and none per share, respectively) ..........................          (34,592)                     -
  Class B - ($0.0081 and none per share, respectively) ..........................           (5,446)                     -
                                                                                    --------------             --------------
  Total Distributions to Shareholders ...........................................       (3,503,456)                (2,746,630)
                                                                                    --------------             --------------
From Fund Share Transactions - Net:* ............................................        2,714,666                 (5,025,493)
                                                                                    --------------             --------------
Net Assets:
 Beginning of period ............................................................       58,196,759                 56,749,346
                                                                                    --------------             --------------
 End of period (including undistributed net investment income
  of $18,019 and $19,434, respectively) .........................................      $56,749,346                $51,839,895
                                                                                    ==============             ==============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:

                                                                                           YEAR ENDED AUGUST 31,
                                                                      --------------------------------------------------------------
                                                                                  1999                              2000
                                                                      ------------------------------    ----------------------------
                                                                         SHARES          AMOUNT             SHARES        AMOUNT
                                                                      -------------   --------------    -------------  -------------

CLASS A
 Shares sold ........................................................    384,092       $4,752,469          620,896      $7,102,679
 Shares issued to shareholders in reinvestment of distributions .....    185,055        2,288,715          144,258       1,656,524
                                                                      ----------     ------------       ----------    ------------
                                                                         569,147        7,041,184          765,154       8,759,203
 Less shares repurchased ............................................   (620,426)      (7,661,895)      (1,183,467)    (13,568,642)
                                                                      ----------     ------------       ----------    ------------
 Net decrease .......................................................    (51,279)       ($620,711)        (418,313)    ($4,809,439)
                                                                      ==========     ============       ==========    ============
CLASS B
 Shares sold ........................................................    463,911       $5,768,182          392,244      $4,485,400
 Shares issued to shareholders in reinvestment of distributions .....     19,903          245,877           15,325         176,162
                                                                      ----------     ------------       ----------    ------------
                                                                         483,814        6,014,059          407,569       4,661,562
 Less shares repurchased ............................................   (226,140)      (2,776,325)        (431,377)     (4,905,225)
                                                                      ----------     ------------       ----------    ------------
 Net increase (decrease) ............................................    257,674       $3,237,734          (23,808)      ($243,663)
                                                                      ==========     ============       ==========    ============
CLASS C**
 Shares sold ........................................................      8,927         $108,412           27,403        $317,193
 Shares issued to shareholders in reinvestment of distributions .....          8               89              154           1,769
                                                                      ----------     ------------       ----------    ------------
                                                                           8,935          108,501           27,557         318,962
 Less shares repurchased ............................................       (921)         (10,858)         (25,206)       (291,353)
                                                                      ----------     ------------       ----------    ------------
 Net increase .......................................................      8,014          $97,643            2,351         $27,609
                                                                      ==========     ============       ==========    ============
** Class C shares commenced operations on April 1, 1999.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------------------------
                                                               1996           1997           1998           1999          2000
                                                            ----------     ----------     ----------     ----------    ----------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period......................    $11.88        $11.83         $12.25         $12.62         $11.76
                                                            ---------     ---------      ---------      ---------      ---------
 Net Investment Income ....................................      0.66          0.67           0.66(1)        0.63(1)        0.61(1)
 Net Realized and Unrealized Gain (Loss) on Investments
  and Financial Futures Contracts .........................     (0.05)         0.42           0.37          (0.75)          0.06
                                                            ---------     ---------      ---------      ---------      ---------
   Total from Investment Operations .......................      0.61          1.09           1.03          (0.12)          0.67
                                                            ---------     ---------      ---------      ---------      ---------
 Less Distributions:
  Dividends from Net Investment Income ....................     (0.66)        (0.67)         (0.66)         (0.63)         (0.61)
  Distributions from Net Realized Gain on Investments Sold         -             -              -           (0.11)            -
  Distributions in Excess of Net Realized Gain on
   Investments Sold .......................................        -             -              -              -(2)           -
                                                            ---------     ---------      ---------      ---------      ---------
   Total Distributions ....................................     (0.66)        (0.67)         (0.66)         (0.74)         (0.61)
                                                            ---------     ---------      ---------      ---------      ---------
 Net Asset Value, End of Period ...........................    $11.83        $12.25         $12.62         $11.76         $11.82
                                                            =========     =========      =========      =========      =========
 Total Investment Return at Net Asset Value (3) ...........     5.21%         9.48%          8.64%         (1.08%)         5.95%
 Total Adjusted Investment Return at Net Asset Value (3,4)      4.77%         9.08%          8.24%         (1.46%)         5.59%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .................   $56,229       $54,086        $52,373        $48,198        $43,498
 Ratio of Expenses to Average Net Assets ..................     0.73%(5)      0.71%(5)       0.70%          0.74%(5)       0.83%(5)
 Ratio of Adjusted Expenses to Average Net Assets (6) .....     1.14%         1.11%          1.10%          1.08%          1.13%
 Ratio of Net Investment Income to Average Net Assets .....     5.51%         5.61%          5.26%          5.06%          5.28%
 Ratio of Adjusted Net Investment Income to
  Average Net Assets (6) ..................................     5.07%         5.21%          4.86%          4.68%          4.92%
 Portfolio Turnover Rate ..................................       76%           46%            46%            58%            63%
 Expense and Fee Reduction Per Share ......................     $0.05         $0.05          $0.05(1)       $0.04(1)       $0.04(1)



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.



                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       11

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                        YEAR ENDED AUGUST 31,
                                                                                PERIOD ENDED     -----------------------------------
                                                                             AUGUST 31, 1997(7)     1998        1999        2000
                                                                             ------------------  ----------  ----------  -----------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ......................................       $11.99          $12.25      $12.62      $11.76
                                                                                ---------       ---------   ---------   ---------
 Net Investment Income .....................................................         0.54            0.57(1)     0.54(1)     0.53(1)
 Net Realized and Unrealized Gain (Loss) on Investments and
  Financial Futures Contracts ..............................................         0.26            0.37       (0.75)       0.06
                                                                                ---------       ---------   ---------   ---------
   Total from Investment Operations ........................................         0.80            0.94       (0.21)       0.59
                                                                                ---------       ---------   ---------   ---------
 Less Distributions:
  Dividends from Net Investment Income .....................................        (0.54)          (0.57)      (0.54)      (0.53)
  Distributions from Net Realized Gain on Investments Sold .................           -               -        (0.11)         -
  Distributions in Excess of Net Realized Gain on Investments Sold .........           -               -           -(2)        -
                                                                                ---------       ---------   ---------   ---------
   Total Distributions .....................................................        (0.54)          (0.57)      (0.65)      (0.53)
                                                                                ---------       ---------   ---------   ---------
 Net Asset Value, End of Period ............................................       $12.25          $12.62      $11.76      $11.82
                                                                                =========       =========   =========   =========
 Total Investment Return at Net Asset Value (3) ............................        6.82%(8)        7.88%      (1.77%)      5.21%
 Total Adjusted Investment Return at Net Asset Value (3,4) .................        6.46%(8)        7.48%      (2.15%)      4.85%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..................................       $2,414          $5,824      $8,458      $8,219
 Ratio of Expenses to Average Net Assets ...................................        1.41%(5,9)      1.40%       1.44%(5)    1.53%(5)
 Ratio of Adjusted Expenses to Average Net Assets (6) ......................        1.81%(9)        1.80%       1.78%       1.83%
 Ratio of Net Investment Income to Average Net Assets ......................        4.79%(9)        4.56%       4.36%       4.58%
 Ratio of Adjusted Net Investment Income to Average Net Assets (6) .........        4.39%(9)        4.16%       3.98%       4.22%
 Portfolio Turnover Rate ...................................................          46%             46%         58%         63%
 Expense and Fee Reduction Per Share .......................................        $0.04          $0.05(1)     $0.04(1)    $0.04(1)



                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       12

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                PERIOD ENDED           YEAR ENDED
                                                                                              AUGUST 31, 1999(7)    AUGUST 31, 2000
                                                                                             -------------------    ---------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period ......................................................        $12.39              $11.76
                                                                                                  --------            --------
 Net Investment Income (1) .................................................................          0.22                0.53
 Net Realized and Unrealized Gain (Loss) on Investments and Financial Futures Contracts ....         (0.63)               0.06
                                                                                                  --------            --------
  Total from Investment Operations .........................................................         (0.41)               0.59
                                                                                                  --------            --------
 Less Distributions:
 Dividends from Net Investment Income ......................................................         (0.22)              (0.53)
                                                                                                  --------            --------
 Net Asset Value, End of Period ............................................................        $11.76              $11.82
                                                                                                  ========            ========
 Total Investment Return at Net Asset Value (3) ............................................        (3.24%)(8)           5.21%
 Total Adjusted Investment Return at Net Asset Value (3,4) .................................        (3.40%)(8)           4.85%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..................................................           $94                $123
 Ratio of Expenses to Average Net Assets(5) ................................................         1.44%(9)            1.53%
 Ratio of Adjusted Expenses to Average Net Assets (6) ......................................         1.78%(9)            1.83%
 Ratio of Net Investment Income to Average Net Assets ......................................         4.23%(9)            4.58%
 Ratio of Adjusted Net Investment Income to Average Net Assets (6) .........................         3.85%(9)            4.22%
 Portfolio Turnover Rate ...................................................................           58%                 63%
 Expense and Fee Reduction Per Share (1) ...................................................         $0.04               $0.04

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(5) The Ratio of Expenses to Average Net Assets for the periods or years ending on or after August 31, 1996 excludes the effect of balance credits described in
    Note B. If these expense reductions were included, the Ratio of Expenses to
    Average Net Assets would have been 0.70% for Class A and 1.40% for Class B and
    Class C for the periods or years ending from August 31, 1996 through August 31,
    1999. For the year ended August 31, 2000, the Ratio of Expenses to Average Net
    Assets was 0.77% for Class A and 1.47% for Class B and Class C.
(6) Unreimbursed, without fee reduction.
(7) Class B and Class C shares began operations on October 3, 1996 and April 1,
    1999, respectively.
(8) Not annualized.
(9) Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Schedule of Investments
August 31, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the New York Tax-Free Income Fund on August 31, 2000. The schedule consists of one main category: tax-exempt long-term bonds. The tax-exempt bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

                                                                                               PAR VALUE                  YIELD
                                                         INTEREST    MATURITY      CREDIT        (000s        MARKET        AT
STATE, ISSUER, DESCRIPTION                                 RATE        DATE        RATING*      OMITTED)      VALUE       MARKET +
--------------------------                             ----------- ------------  ----------  -------------  ----------  -----------

TAX-EXEMPT LONG-TERM BONDS
New York (84.79%)
 Albany Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Cap Apprec Ser 2000A...............     Zero      12-01-22       AAA          $540       $156,654      5.64%
 Dutchess County Industrial Development Agency,
  Bard College Civic Facil ............................    5.750%     08-01-30       A3          1,000        995,700      5.77
 Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj ................    8.250      10-01-26       BB+         1,000      1,055,390      7.82
 Islip Community Development Agency,
  Community Dev Rev Ref NY Institute of Technology Proj    7.500      03-01-26       BB-         1,500      1,564,200      7.19
 Long Island Power Auth,
  Elec Sys Rev Cap Apprec Ser 1998A ...................     Zero      12-01-16       AAA         2,250        936,135      5.47
  Elec Sys Rev Cap Apprec .............................     Zero      06-01-27       AAA         1,000        219,270      5.75
 Metropolitan Transportation Auth,
  Commuter Facil Rev 1987 Serv Contract Ser 3 .........    7.375      07-01-08       Baa1        1,000      1,116,350      6.61
  Commuter Facil Rev 1992 Serv Contract Ser N .........    7.125      07-01-09       A           1,000      1,058,950      6.73
 Monroe TOB Asset Securitization Corp,
  TOB Settlement Rev Asset Backed Bonds ...............    6.375      06-01-35       A           1,000      1,008,780      6.32
 New York City Housing Development Corp,
  Multi-Family Mtg Rev FHA Ins Mtg Ln 1993 Ser A ......    6.550      10-01-15       AAA         1,000      1,047,970      6.25
 New York City Industrial Development Agency,
  Rev Ref LaGuardia Assoc LP Proj .....................    6.000      11-01-28       BB+           500        428,505      7.00
 New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Ser 1996A .........................    5.375      06-15-26       AAA         1,000        968,080      5.55
  Wtr & Swr Sys Rev Ser 1997C .........................    5.000      06-15-21       AAA           400        372,564      5.37
  Wtr & Swr Sys Rev Ser 1999A .........................    5.500      06-15-32       AAA           750        736,118      5.60
  Wtr & Swr Sys Rev Ser 2000B .........................    6.000      06-15-33       AA          1,200      1,246,236      5.78
 New York City Trans Auth,
  Metropolitan Transportation Auth Triborough .........    5.750      01-01-20       AAA         1,000      1,024,970      5.61
  Metropolitan Transportation Auth Triborough .........    5.250      01-01-29       AAA         1,000        949,130      5.53
 New York City Transitional Finance Auth,
  Rev Future Tax Sec Bond Ser B .......................    6.000      11-15-29       AA          1,000      1,044,400      5.74
 New York Local Government Assistance Corp,
  Rev Ref 1993 Ser C ..................................    5.500      04-01-17       AA-         1,000      1,024,060      5.37
  Rev Ref Cap Apprec Ser 1993 C .......................     Zero      04-01-14       AAA         1,100        544,819      5.24
 New York State Twy Auth,
  Svc Contract Rev Loc Hwy & Brdg** ...................    5.750      04-01-17       AAA         1,000      1,040,150      5.53


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


                                                                                               PAR VALUE                  YIELD
                                                         INTEREST    MATURITY      CREDIT        (000s        MARKET        AT
STATE, ISSUER, DESCRIPTION                                 RATE        DATE        RATING*      OMITTED)      VALUE       MARKET +
--------------------------                             ----------- ------------  ----------  -------------  ----------  -----------

New York (continued)
 New York State Dormitory Auth,
  City Univ Rev Iss Ser U Unref Bal...................     6.375%     07-01-08       BBB+         $210       $219,458       6.10%
  Concord Nursing Home Inc Rev .......................     6.500      07-01-29       A1            500        526,825       6.17
  Genessee Valley Presbyterian Nursing Center
   FHA-Ins Mtg Rev Ser 1992B .........................     6.850      08-01-16       AA            245        255,165       6.58
  KMH Homes Inc FHA-Ins Mtg Rev Ser 1991 .............     6.950      08-01-31       AA          1,200      1,244,244       6.70
  Lease Rev State Univ Dorm Facil Ser A ..............     6.000      07-01-30       A           1,000      1,033,130       5.81
  Miriam Osborn Mem Home Rev Ser B ...................     6.875      07-01-25       A             750        828,990       6.22
  Nyack Hosp Rev Ser 1996 ............................     6.250      07-01-13       Baa2          500        477,220       6.55
  State Univ Ed Facil Rev Ser 1993A ..................     5.250      05-15-15       AAA         1,000      1,010,140       5.20
  State Univ Ed Facil Rev Ser 1993A ..................     5.500      05-15-19       A           2,000      2,039,760       5.39
  Univ of Rochester Rev Ser 1987 Unref Bal ...........     6.500      07-01-09       A+             20         20,132       6.46
  Univ of Rochester Rev Ser B ........................     5.625      07-01-24       A+          1,000        994,070       5.66
  Univ of Rochester Ser 2000A, Step Coupon
  (6.05%, 07-01-10) ..................................      Zero      07-01-25       AAA         1,000        580,910       5.83
 New York State Environmental Facil Corp,
  State Wtr Poll Control Rev Rites-PA 174 ............     7.397      06-15-11       AAA           500        650,000       5.69
  State Wtr Poll Control Revolving Fund Rev Ser 1991E
   Unref Bal .........................................     6.875      06-15-10       AAA            40         41,502       6.63
 New York State Housing Finance Agency,
  Ins Multi-Family Mtg Hsg 1992 Ser C ................     6.450      08-15-14       AAA           500        514,340       6.27
  Ins Multi-Family Mtg Hsg 1994 Ser B ................     6.250      08-15-14       AAA           735        760,387       6.04
  Ins Multi-Family Mtg Hsg 1994 Ser C ................     6.450      08-15-14       Aa1         1,000      1,042,790       6.19
 New York State Medical Care Facilities Finance Agency,
  Hosp & Nursing Home Ins Mtg Rev 1992 Ser B Preref ..     6.950      02-15-32       AA            170        179,561       6.58
  Hosp & Nursing Home Ins Mtg Rev 1992 Ser B Unref Bal     6.950      02-15-32       AA            830        876,679       6.58
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal      7.875      08-15-20       AAA            60         61,370       7.70
  Mental Hlth Serv Facil Imp Rev 1991 Ser A Unref Bal      7.750      08-15-11       A3             20         20,660       7.50
  Mental Hlth Serv Facil Imp Rev 1991 Ser B Preref ...     7.625      08-15-17       A              80         83,735       7.28
  Mental Hlth Serv Facil Imp Rev 1991 Ser B Unref Bal      7.625      08-15-17       A             165        173,295       7.26
  Mental Hlth Serv Facil Imp Rev 1991 Ser C Unref Bal      7.300      02-15-21       A              35         36,529       6.99
  Rev Mental Hlth 1994 Ser E Unref Bal ...............     6.250      08-15-19       AAA            30         31,470       5.96
 New York State Mortgage Agency,
  Homeowner Mtg Rev Ser 27 ...........................     6.900      04-01-15       Aa2         1,175      1,230,801       6.59
  Homeowner Mtg Rev Ser 28 ...........................     7.050      10-01-23       Aa2           500        515,370       6.84
  Homeowner Mtg Rev Ser 57 ...........................     6.300      10-01-17       Aa2           500        523,385       6.02
  Homeowner Mtg Rev Ser EE-4 .........................     7.800      10-01-13       Aa2           300        306,270       7.64
 New York State Power Auth,
  Gen Purpose Ser W ..................................     6.500      01-01-08       AAA           250        274,175       5.93
 New York State Urban Development Corp,
  Correctional Cap Facil Proj Rev Ser 7 ..............     5.700      01-01-16       A-            400        406,004       5.62
  Correctional Facil Serv Contract Rev Ser 1998A .....     5.000      01-01-28       AAA         1,000        915,150       5.46
 New York, City of,
  GO Fiscal 1991 Ser B ...............................     8.250      06-01-07       A-            200        239,526       6.89
  GO Fiscal 1991 Ser D Preref ........................     8.000      08-01-04       A-            245        256,765       7.63
  GO Fiscal 1991 Ser D Unref Bal .....................     8.000      08-01-04       A-              5          5,223       7.66


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


                                                                                               PAR VALUE                  YIELD
                                                         INTEREST    MATURITY      CREDIT        (000s        MARKET        AT
STATE, ISSUER, DESCRIPTION                                 RATE        DATE        RATING*      OMITTED)      VALUE       MARKET +
--------------------------                             ----------- ------------  ----------  -------------  ----------  -----------

New York (continued)
 New York, City of (cont.),
  GO Fiscal 1991 Ser F Preref ........................     8.200     11-15-03       AAA            230        243,883       7.73
  GO Fiscal 1991 Ser F Unref Bal .....................     8.200%    11-15-03       A-             $20        $21,119       7.77%
  GO Fiscal 1992 Ser A Preref ........................     7.750     08-15-12       A-               5          5,235       7.40
  GO Fiscal 1992 Ser B Preref ........................     7.000     10-01-13       A-              10         10,673       6.56
  GO Fiscal 1992 Ser C Preref ........................     7.500     08-01-21       A-              20         21,456       6.99
  GO Fiscal 1992 Ser H Unref Bal .....................     7.000     02-01-22       A-              25         26,149       6.69
 New York, State of,
  GO Environmental Quality Fiscal 1994 ...............     6.500     12-01-14       A+           1,000      1,098,770       5.92
 Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4 .................     6.750     10-01-19       BBB          2,000      2,023,780       6.67
 Triborough Bridge & Tunnel Auth,
  Gen Purpose Rev Ser 1993 ...........................      Zero     01-01-21       AAA          1,500        483,150       5.65
  Gen Purpose Rev Ref Ser 1997A ......................     5.250     01-01-28       A+             650        614,829       5.55
  Gen Purpose Rev Ser 1999B ..........................     5.375     01-01-19       A+           2,000      1,975,740       5.44
  Spec Oblig Ref Ser 1991B ...........................     6.875     01-01-15       A-             500        513,870       6.69
                                                                                                           ----------
                                                                                                           43,952,116
                                                                                                           ----------
Puerto Rico (11.01%)
 Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
   Commonwealth of Puerto Rico .......................     7.370     07-01-11       AAA          2,000      2,435,000       6.05
 Puerto Rico Highway & Transportation Auth,
  Trans Rev Ser B ....................................     6.000     07-01-26       A            1,000      1,034,650       5.80
 Puerto Rico Public Building Auth,
  Rev Gtd Govt Facil Ser A ...........................     6.250     07-01-12       AAA          1,110      1,259,306       5.51
 Puerto Rico, Commonwealth of,
  GO Cap Apprec Ref Pub Imp Ser 1998 .................      Zero     07-01-14       A            2,000        980,500       5.22
                                                                                                           ----------
                                                                                                            5,709,456
                                                                                                           ----------
Virgin Islands (2.91%)
 Virgin Islands Pub Fin Auth Rev,
  Rcpts Taxes Ln Ser A ...............................     6.500     10-01-24       BBB-           535        554,201       6.27
 Virgin Islands Public Finance Auth,
  Rev Sub Lien Fund Ln Notes Ser 1998E ...............     5.875     10-01-18       BB+          1,000        955,490       6.15
                                                                                                           ----------
                                                                                                            1,509,691
                                                                                                           ----------

                                                        TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                      (Cost $49,124,227)       (98.71%)    51,171,263
                                                                                               -------     ----------
                                                       OTHER ASSETS AND LIABILITIES, NET        (1.29%)       668,632
                                                                                               -------     ----------
                                                                        TOTAL NET ASSETS      (100.00%)   $51,839,895
                                                                                              ========    ===========



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


NOTES TO SCHEDULE OF INVESTMENTS

 * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where
   Standard & Poor's ratings are not available.

** This security having an aggregate value of $1,040,150 or 2.01% of the Fund's net asset value, has been purchased as a forward commitment - that is, the Fund has agreed on trade date to take delivery of and to make payment for this security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment.
   Accordingly, the market value of $1,066,900 of Triborough Bridge & Tunnel Auth,
   5.375%, 01-01-19, has been segregated to cover the forward commitment.

 + The yield is not calculated in accordance with guidelines established by The
   U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

 # Represents rate in effect on August 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.





                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund



Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The New York Tax-Free Income Fund invests primarily in securities issued by the state of New York and its various political subdivisions. The performance of the Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the Fund's investments at August 31, 2000, assigned to the various sector categories. MARKET VALUE

                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
SECTOR DISTRIBUTION                                                 NET ASSETS
-------------------                                              ---------------

General Obligation ............................................       8.04%
Revenue Bonds - Authority .....................................       4.93
Revenue Bonds - Building ......................................       1.77
Revenue Bonds - Combined ......................................       6.79
Revenue Bonds - Education .....................................      14.38
Revenue Bonds - Electric ......................................       6.66
Revenue Bonds - Environment ...................................       1.25
Revenue Bonds - General Purpose ...............................       5.00
Revenue Bonds - Health ........................................       8.23
Revenue Bonds - Highway .......................................       4.00
Revenue Bonds - Housing .......................................      13.50
Revenue Bonds - Industrial Development ........................       2.75
Revenue Bonds - Industrial Revenue ............................       1.02
Revenue Bonds - Other .........................................       3.81
Revenue Bonds - Transportation ................................       9.93
Revenue Bonds - Various Purpose ...............................       1.95
Revenue Bonds - Water & Sewer .................................       4.70
                                                                ----------
                               TOTAL TAX-EXEMPT LONG-TERM BONDS      98.71%
                                                                ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - New York Tax-Free Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock New York Tax-Free Income Fund (the "Fund") is a diversified series of John Hancock Tax-Exempt Series Fund (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and New York personal income taxes as is consistent with preservation of capital.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $763,997 of a capital loss carryforward available to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires August 31, 2008. Additionally, net capital losses of $142,510 attributable to security transactions occurring after October 31, 1999 are treated as arising on the first day (September 1, 2000) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - New York Tax-Free Income Fund


CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended August 31, 2000.

OPTIONS The Fund may purchase or sell option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options will be valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statement of Assets and Liabilities.

         At August 31, 2000, there were no written option transactions.

NOTE B -
MANAGEMENT FEE AND TRANSACTION
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e)
0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - New York Tax-Free Income Fund


         Effective January 1, 2000, the Adviser has voluntarily agreed to limit the Fund's expenses to the extent required to prevent expenses from exceeding 0.80%, 1.50% and 1.50% of the average net assets attributable to Class A, Class B and Class C, respectively. Prior to January 1, 2000, the expense limitations were 0.70%, 1.40% and 1.40% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, for the year ended August 31, 2000, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $156,359. This limitation may not be discontinued until December 31, 2000.

         The Fund has an agreement with its custodian bank under which $33,258 of custodian fees have been reduced by balance credits applied during the year ended August 31, 2000. If the Fund had not entered into this agreement, the assets not invested on which these balance credits were earned could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 2000, net sales charges received with regard to sales of Class A shares amounted to $22,309. Out of this amount, $2,100 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,314 was paid as sales commissions to unrelated broker-dealers and $15,895 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 2000, the CDSCs amounted to $36,505.

         Effective May 1, 2000, all Class C retail purchases are assessed a 1.00% up-front sales charge. For the year ended August 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $2,755. Out of this amount, $2,735 was paid as sales commissions to unrelated broker-dealers and $20 was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended August 31, 2000, the CDSCs amounted to $2,657.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trusteesof the Fund. The compensation of unaffiliated Trustees is

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - New York Tax-Free Income Fund


borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 2000, aggregated $32,998,093 and $39,271,303, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 2000.

         The cost of investments owned at August 31, 2000 for federal income tax purposes was $49,124,227. Gross unrealized appreciation and depreciation of investments aggregated $2,233,362 and $186,326, respectively, resulting in net unrealized appreciation of $2,047,036.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 2000, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $7,752, an increase in undistributed net investment income of $1,430 and an increase in capital paid-in of $6,322. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of
Trustees of John Hancock New York Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock New York Tax-Free Income Fund (the "Fund") at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
-----------------------------
Boston, Massachusetts
October 6, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 2000.

         None of the 2000 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax earned income dividends which are 99.56% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 10.27%.

         None of the income dividends were derived from U.S. Treasury Bills.

         For specific information on exception provisions in your state, consult your local state tax office or your tax advisor.

         Shareholders will receive a 2000 U.S. Treasury Department Form 1099-DIV in January 2001. This will reflect the total of all distributions which are taxable for calendar year 2000.

================================================================================

[LOGO] John Hancock                                         --------------------
                                                                Bulk Rate
       John Hancock Funds, Inc.                                U.S. Postage
       Member NASD                                                 PAID
       101 Huntington Avenue                                   Randolph, MA
       Boston, MA 02199-7603                                   Permit No. 75
                                                            --------------------
       1-800-225-5291
       1-800-554-6713 TDD
       1-800-338-8080 EASI-Line

        www.jhfunds.com




--------------------------------------------------------------------------------
         This report is for the information of shareholders of the John Hancock New York Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[LOGO] Printed on Recycled Paper                                      7600A 8/00
                                                                           10/00

                          ---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                 ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                  Massachusetts
                                    Tax-Free
                                  Income Fund

                                 AUGUST 31, 2000



                           [LOGO] John Hancock
                                ------------------
                                JOHN HANCOCK FUNDS

                   -------------------------------------------
                                    TRUSTEES
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.
                              William J. Cosgrove*
                                Leland O. Erdahl
                               Richard A. Farrell
                                Maureen R. Ford
                                 Gail D. Fosler
                               William F. Glavin
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                           PricewaterhouseCoopers llp
                               160 Federal Street
                          Boston, Massachusetts 02110
                    ----------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Volatility ruled during the spring, as rising interest rates and prospects of a slowing economy finally caught up to pricey growth stocks. As a result, the tech-heavy NASDAQ Composite Index advanced by only 3.37% through the end of August, while the Dow Jones Industrial Average lost 1.46% and the Standard & Poor's 500 Index was up 4.12%.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including both blue chip and old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and less frothy valuation levels. As for bonds, rising interest rates have kept the broader bond market in flux, but pockets of strength have emerged there, as well, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, has returned 14.28% since January.

Between now and year end, we expect the market's focus to be on Washington, as it usually is in an election year. While the presidential election is important, what warrants more attention is the Federal Reserve Board. The November election will generate more ink, but won't have anywhere near the impact on financial markets that further Fed action could. So we'll be watching the economic data to see whether the Fed has truly wound down its string of interest-rate hikes.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

                 By Dianne Sales, CFA, Barry H. Evans, CFA, and
                  Frank A. Lucibella, CFA, Portfolio Managers

                                  John Hancock
                             Massachusetts Tax-Free
                                   Income Fund

                    Municipal bonds rebound as economy slows
                    ----------------------------------------

Fixed-income markets, including municipal bonds, struggled last fall and winter, as the Federal Reserve attempted to put the brakes on inflationary pressures and a robust economy by raising interest rates. Municipal bonds also suffered as investor demand flagged. Beginning in May, however, economic indicators began to soften - and the tide started to turn for municipal bonds. Hopes that the Fed's tightening cycle was nearing an end fueled a rally in bonds, and municipals rebounded as investor worries about inflation pressures eased.

         Municipal performance was also boosted by the increasingly favorable supply/demand situation. With state and local governments issuing, on average, about 20% less debt this year, supply wasn't able to keep pace with the demand surge that occurred as the market rallied. This phenomenon drove prices higher in the municipal market.

         Despite their recent turnaround, however, municipal bonds weren't able to keep pace with their taxable counterparts. A shrinking supply of 30-year Treasuries drove prices up and yields down on the long end of the yield curve, while interest rates rose at the short end. The end result was a rare inversion of the yield curve - that is, short-term bonds paid higher yields than long-term bonds. Against this backdrop, municipal performance lagged, causing the Treasury-

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Massachusetts Tax-Free Income Fund. Caption below reads "Fund management team members (l-r):
Dianne Sales, Barry Evans and Frank Lucibella."]
--------------------------------------------------------------------------------

"Municipal performance was also boosted by the increasingly favorable supply/demand situation."

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


"...we have recently begun to increase the Fund's interest-rate sensitivity."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into ten sections (from top to left): Housing 5%, Highway 5%, Electric 6%, Industrial Revenue 7%, General Obligation 7%, Water & Sewer 8%, Health 12%, Transportation 15%, Other 17% and Education 18%. A note below the chart reads "As a percentage of net assets on August 31, 2000."]
--------------------------------------------------------------------------------

to-municipal yield ratio to reach some of the cheapest levels in the past decade. Municipal performance suffered as crossover buyers exited the tax-exempts to seek the improved returns available in long Treasuries.

A look at performance

Although municipal bonds didn't fare as well as their taxable counterparts, they still posted solid returns for the period. For the year ended August 31, 2000, John Hancock Massachusetts Tax-Free Income Fund's Class A, Class B and Class C shares returned 5.16%, 4.43% and 4.43%, respectively, at net asset value. By comparison, the average Massachusetts municipal bond fund returned 5.15% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Health-care bonds followed by a down arrow with the phrase "Reimbursement reductions, HMO difficulties." The second listing is Top-tier credits (AA or better) followed by an up arrow with the phrase "Investors sought quality over yield." The third listing is Call-protected bonds followed by an up arrow with the phrase "Decreased availability boosts value." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

distributions. Please see pages six and seven for historical performance information.

         While the Fund turned in respectable returns for the year, a couple of things held performance back. In anticipation of further interest-rate increases, we kept the Fund positioned relatively defensively with a shorter duration. Duration measures the Fund's sensitivity to interest-rate changes. The shorter the duration, the less the Fund's net asset value will fluctuate with interest-rate changes. While the shorter duration definitely helped to protect the Fund early in the period when rates were rising, it held back our performance when munis rebounded this spring. In addition, we had a sizeable position in lower-quality credits, which underperformed during the period. As interest rates rose in the past year, many investors deserted lower-grade bonds for higher credit quality, resulting in widening credit spreads. As a result, lower-rated bonds lagged and our position in this arena hampered performance.

Responding to market dynamics

With market dynamics shifting throughout the period, we responded by shifting the portfolio strategy. As we discussed above, we decreased the Fund's interest-rate sensitivity by shortening our duration early in the period when interest rates were climbing. While in hindsight we waited too long to lengthen duration, we have recently begun to increase the Fund's interest-rate sensitivity. Evidence of a slowing economy is gradually building, and we believe the Fed is at or near the end of the tightening cycle. With this outlook, there is substantial upside potential in the municipal market, and an increased sensitivity to rate changes will prepare the Fund to take advantage of this change.

         While our lower-quality holdings did detract somewhat from our total return performance

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 6% at the top. The first bar represents the 5.16% total return for John Hancock Massachusetts Tax-Free Income Fund Class A. The second bar represents the 4.43% total return for John Hancock Massachusetts Tax-Free Income Fund Class B. The third bar represents the 4.43% total return for John Hancock Massachusetts Tax-Free Income Fund Class C. The fourth bar represents the 5.15% total return for Average Massachusetts municipal bond fund. A note below the chart reads "Total returns for John Hancock Massachusetts Tax-Free Income Fund are at net asset value with all distributions reinvested. The average Massachusetts municipal bond fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

this year, we plan on maintaining our stake in these names. This sector has provided an important source of both total return and interest income to the Fund. Once interest rates decline again, we expect this sector to return to its position as a major contributor to performance.

         Finally, as we've discussed in past reports, we've continued to focus on adding more call protection to the Fund. Call protection guards against a bond being redeemed by its issuer for a certain period of time. Good call protection is especially important in periods when interest rates are falling because issuers often try to refinance their bonds at lower interest rates. If a bond gets "called away" or redeemed early, investors are forced to reinvest their money in bonds with lower yields. With the economy slowing, we believe that interest rates are at some point likely to resume their decline. When that happens, the Fund's strong call protection will serve to protect shareholders' coupon payment stream.

Massachusetts market

Looking ahead, we're likely to see bond issuance increase in Massachusetts toward the latter part of the year. Much of this spending will be at the state level, with major transportation projects like the Central Artery Project and the widening of Route 3 leading the pack. However, much of this debt will be issued as revenue bonds, thus protecting the state's general obligation rating. This will also add some new "names" to the Massachusetts market. Though the influx of supply may put some temporary pressure on the Massachusetts market, it should be looked at as a buying opportunity to add attractive credits rather than as a long-term negative.

A look ahead

Evidence is mounting that the U.S. economy is beginning to slow. Clearly the Federal Reserve is aiming for a soft landing, a strategy that has been successfully implemented in recent years. However, after six rate increases, the Fed is likely approaching the tail end of this cycle. This should bode well for bonds over the next six to 12 months. We have always felt that the latter part of 2000 would bring an improved scenario for bonds. Indeed, the recent volatility in the equity markets has led many investors to reconsider their asset allocation and to increase their bond holdings in order to add more stability to their portfolios.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...we're likely to see bond issuance increase in Massachusetts..."

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Massachusetts Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Please read your prospectus carefully before you invest or send money. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended June 30, 2000
                                                    ONE      FIVE     TEN
                                                    YEAR     YEARS    YEARS
                                                   -------  -------  --------
Cumulative Total Returns                           (3.48%)   24.45%   83.92%
Average Annual Total Returns(1)                    (3.48%)    4.47%    6.28%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended June 30, 2000
                                                                       SINCE
                                                             ONE     INCEPTION
                                                             YEAR    (10/3/96)
                                                            -------  --------
Cumulative Total Returns                                     (4.42%)  13.64%
Average Annual Total Returns(1)                              (4.42%)   3.48%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended June 30, 2000
                                                                       SINCE
                                                               ONE   INCEPTION
                                                               YEAR   (4/1/99)
                                                             -------- --------
Cumulative Total Returns                                      (1.60%)  (2.61%)
Average Annual Total Returns(1)                               (1.60%)  (2.10%)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of August 31, 2000
                                                                   SEC 30-DAY
                                                                      YIELD
                                                                     --------
John Hancock Massachusetts Tax-Free Income Fund: Class A(1)           4.70%
John Hancock Massachusetts Tax-Free Income Fund: Class B(1)           4.22%
John Hancock Massachusetts Tax-Free Income Fund: Class C(1)           4.18%

Note to Performance

(1) The Adviser has voluntarily reduced a portion of the management fee and a portion of the custodian fee has been offset by balance credits during the period. Without the reductions of expenses, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been (3.78%), 4.10% and 5.64%, respectively. The average annual total return for the one-year period and since inception for Class B shares would have been (4.72%) and 3.12%, respectively. The average annual total return for the one-year period and since inception for Class C shares would have been (1.90%) and (2.40%), respectively. Without the reductions of expenses, the yield for Class A, Class B and Class C shares would have been 4.38%, 3.90% and 3.86%, respectively.

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Massachusetts Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index - an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $20,375 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund on September 31, 1990, before sales charge, and is equal to $20,005 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $19,104 as of August 31, 2000.

Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $12,561 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund on October 3, 1996, before sales charge, and is equal to $11,982 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $11,682 as of August 31, 2000.

Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $10,443 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund on April 1, 1999, before sales charge, and is equal to $10,114 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $10,013 as of August 31, 2000.


*No contingent deferred sales charge applicable.

-------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 2000
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $71,060,476)................  $72,048,622
  Joint repurchase agreement (cost - $2,288,000) ................    2,288,000
                                                                  ------------
                                                                    74,336,622
 Cash ...........................................................          134
 Receivable for shares sold .....................................       10,996
 Interest receivable ............................................    1,046,462
 Other assets ...................................................        5,315
                                                                  ------------
                       Total Assets .............................   75,399,529
                       -------------------------------------------------------
Liabilities:
 Dividend payable ...............................................        4,573
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .......................................       23,720
 Accounts payable and accrued expenses ..........................       44,306
                                                                  ------------
                       Total Liabilities ........................       72,599
                       -------------------------------------------------------
Net Assets:
 Capital paid-in ................................................   74,732,603
 Accumulated net realized loss on investments and
  financial futures contracts ...................................     (400,679)
 Net unrealized appreciation of investments .....................      988,146
 Undistributed net investment income ............................        6,860
                                                                  ------------
                       Net Assets ...............................  $75,326,930
                       =======================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
 Class A - $60,179,519/5,101,466 ................................       $11.80
 =============================================================================
 Class B - $14,215,304/1,205,043 ................................       $11.80
 =============================================================================
 Class C - $932,107/79,015 ......................................       $11.80
 =============================================================================
 Maximum Offering Price Per Share
 Class A* - ($11.80/0.955) ......................................       $12.36
 =============================================================================
 Class C - ($11.80/0.99) ........................................       $11.92
 =============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 2000
--------------------------------------------------------------------------------
Investment Income:
 Interest .......................................................   $4,398,169
                                                                  ------------
 Expenses:
  Investment management fee - Note B ............................      348,651
  Distribution and service fee - Note B
   Class A ......................................................      167,637
   Class B ......................................................      132,246
   Class C ......................................................        6,266
  Transfer agent fee - Note B ...................................       71,723
  Custodian fee .................................................       55,541
  Auditing fee ..................................................       21,764
  Printing ......................................................       15,669
  Registration and filing fees ..................................       14,252
  Accounting and legal services fee - Note B ....................       13,411
  Miscellaneous .................................................        4,969
  Trustees' fees ................................................        4,185
  Legal fees ....................................................        1,172
  Less: Management fee reduction - Note B .......................     (221,420)
                                                                  ------------
                       Total Expenses ...........................      636,066
                       -------------------------------------------------------
                       Less Expense Reductions -
                       Note B ...................................       (4,249)
                       -------------------------------------------------------
                       Net Expenses .............................      631,817
                       -------------------------------------------------------
                       Net Investment Income ....................    3,766,352
                       -------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold ..........................       15,080
 Change in net unrealized appreciation/depreciation
  of investments ................................................     (242,602)
                                                                  ------------
                       Net Realized and Unrealized
                       Loss on Investments ......................     (227,522)
                       -------------------------------------------------------
                       Net Increase in Net Assets
                       Resulting from Operations ................   $3,538,830
                       =======================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund



Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                YEAR ENDED AUGUST 31,
                                                                                   ----------------------------------------------
                                                                                          1999                        2000
                                                                                   -------------------       --------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ...........................................................      $3,517,810                 $3,766,352
 Net realized gain (loss) on investments sold and financial futures contracts ....        (124,454)                    15,080
 Change in net unrealized appreciation/depreciation of investments ...............      (4,310,747)                  (242,602)
                                                                                     -------------            ---------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ................        (917,391)                 3,538,830
                                                                                     -------------            ---------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.6422 and $0.6404 per share, respectively) ........................      (3,064,390)                (3,095,916)
  Class B - ($0.5545 and $0.5595 per share, respectively) ........................        (452,344)                  (640,586)
  Class C ** - ($0.2115 and $0.5592 per share, respectively) .....................          (1,076)                   (29,850)
                                                                                     -------------            ---------------
  Total Distributions to Shareholders ............................................      (3,517,810)                (3,766,352)
                                                                                     -------------            ---------------
From Fund Share Transactions - Net:* .............................................      11,423,344                  4,232,682
                                                                                     -------------            ---------------
Net Assets:
 Beginning of period .............................................................      64,333,627                 71,321,770
                                                                                     -------------            ---------------
 End of period (including undistributed net investment income
 of $2,877 and $6,860, respectively) .............................................     $71,321,770                $75,326,930
                                                                                     =============            ===============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                            YEAR ENDED AUGUST 31,
                                                                        ------------------------------------------------------------
                                                                                    1999                            2000
                                                                        ------------------------------------------------------------
                                                                           SHARES         AMOUNT           SHARES         AMOUNT
                                                                        ------------   ------------     ------------   -------------

CLASS A
 Shares sold .........................................................     718,299       $8,970,412        938,760     $10,779,775
 Shares issued to shareholders in reinvestment of distributions ......     170,062        2,084,619        177,146       2,043,098
                                                                        ----------    -------------    -----------   -------------
 .....................................................................     888,361       11,055,031      1,115,906      12,822,873
 Less shares repurchased .............................................    (592,309)      (7,348,607)      (923,589)    (10,628,251)
                                                                        ----------    -------------    -----------   -------------
 Net increase ........................................................     296,052       $3,706,424        192,317      $2,194,622
                                                                        ==========    =============    ===========   =============
CLASS B
 Shares sold .........................................................     626,140       $7,828,428        293,396      $3,395,910
 Shares issued to shareholders in reinvestment of distributions ......      23,627          292,218         29,933         345,237
                                                                        ----------    -------------    -----------   -------------
 .....................................................................     649,767        8,120,646        323,329       3,741,147
 Less shares repurchased .............................................     (47,239)        (585,739)      (212,510)     (2,446,642)
                                                                        ----------    -------------    -----------   -------------
 Net increase ........................................................     602,528       $7,534,907        110,819      $1,294,505
                                                                        ==========    =============    ===========   =============
CLASS C **
 Shares sold .........................................................      14,977         $181,866         66,039        $766,432
 Shares issued to shareholders in reinvestment of distributions ......          12              147            165           1,917
                                                                        ----------    -------------    -----------   -------------
 .....................................................................      14,989          182,013         66,204         768,349
 Less shares repurchased                                                       -                -           (2,178)        (24,794)
                                                                        ----------    -------------    -----------   -------------
 Net increase ........................................................      14,989         $182,013         64,026        $743,555
                                                                        ==========    =============    ===========   =============
** Class C shares commenced operations on April 1, 1999.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED AUGUST 31,
                                                                   -----------------------------------------------------------------
                                                                      1996          1997          1998          1999         2000
                                                                   ----------    ----------    ----------    ----------   ----------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period ............................   $11.76        $11.66         $12.12        $12.60     $11.85
                                                                   --------      --------       --------      --------   --------
 Net Investment Income ...........................................     0.65          0.66           0.66(1)       0.64(1)    0.64(1)
 Net Realized and Unrealized Gain (Loss) on Investments and
  Financial Futures Contracts ....................................    (0.10)         0.46           0.48         (0.75)     (0.05)
                                                                   --------      --------       --------      --------   --------
   Total from Investment Operations ..............................     0.55          1.12           1.14         (0.11)      0.59
                                                                   --------      --------       --------      --------   --------
 Less Distributions:
  Dividends from Net Investment Income ...........................    (0.65)        (0.66)         (0.66)        (0.64)     (0.64)
                                                                   --------      --------       --------      --------   --------
 Net Asset Value, End of Period ..................................   $11.66        $12.12         $12.60        $11.85     $11.80
                                                                   ========      ========       ========      ========   ========
 Total Investment Return at Net Asset Value (2) ..................    4.78%         9.85%          9.66%        (0.96%)     5.16%
 Total Adjusted Investment Return at Net Asset Value (2,3) .......    4.30%         9.45%          9.27%        (1.31%)     4.84%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ........................  $55,169       $54,253        $58,137       $58,177    $60,180
 Ratio of Expenses to Average Net Assets (4) .....................    0.75%         0.71%          0.71%         0.74%      0.78%
 Ratio of Adjusted Expenses to Average Net Assets (5) ............    1.18%         1.11%          1.10%         1.05%      1.09%
 Ratio of Net Investment Income to Average Net Assets ............    5.53%         5.59%          5.28%         5.16%      5.54%
 Ratio of Adjusted Net Investment Income to Average Net Assets (5)    5.05%         5.19%          4.89%         4.81%      5.22%
 Portfolio Turnover Rate .........................................      36%           12%             6%            6%        19%
 Expense and Fee Reduction Per Share .............................    $0.06         $0.05          $0.05(1)      $0.04(1)   $0.04(1)



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       11

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                  YEAR ENDED AUGUST 31,
                                                                        PERIOD ENDED     ---------------------------------------
                                                                     AUGUST 31, 1997(6)     1998           1999          2000
                                                                     ------------------  ----------     ----------    ----------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period .............................       $11.84           $12.12         $12.60        $11.85
                                                                      ----------       ----------     ----------    ----------
 Net Investment Income ............................................         0.54             0.57(1)        0.55(1)       0.56(1)
 Net Realized and Unrealized Gain (Loss) on Investments and
  Financial Futures Contracts .....................................         0.28             0.48          (0.75)        (0.05)
                                                                      ----------       ----------     ----------    ----------
  Total from Investment Operations ................................         0.82             1.05          (0.20)         0.51
                                                                      ----------       ----------     ----------    ----------
 Less Distributions:
  Dividends from Net Investment Income ............................        (0.54)           (0.57)         (0.55)        (0.56)
                                                                      ----------       ----------     ----------    ----------
 Net Asset Value, End of Period ...................................       $12.12           $12.60         $11.85        $11.80
                                                                      ==========       ==========     ==========    ==========
 Total Investment Return at Net Asset Value (2) ...................        7.08%(7)         8.89%         (1.66%)        4.43%
 Total Adjusted Investment Return at Net Asset Value (2,3) ........        6.72%(7)         8.50%         (2.01%)        4.11%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .........................       $2,418           $6,197        $12,967       $14,215
 Ratio of Expenses to Average Net Assets (4) ......................        1.41%(8)         1.41%          1.44%         1.48%
 Ratio of Adjusted Expenses to Average Net Assets (5) .............        1.81%(8)         1.80%          1.75%         1.79%
 Ratio of Net Investment Income to Average Net Assets .............        4.82%(8)         4.58%          4.46%         4.84%
 Ratio of Adjusted Net Investment Income to Average Net Assets (5)         4.42%(8)         4.19%          4.11%         4.52%
 Portfolio Turnover Rate ..........................................          12%               6%             6%           19%
 Expense and Fee Reduction Per Share ..............................        $0.04           $0.05(1)       $0.04(1)       $0.04(1)



                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       12

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                       PERIOD ENDED               YEAR ENDED
                                                                                    AUGUST 31, 1999(6)         AUGUST 31, 2000
                                                                                    ------------------         ---------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period ............................................        $12.46                    $11.85
                                                                                        --------                  --------
 Net Investment Income (1) .......................................................          0.21                      0.56
 Net Realized and Unrealized Loss on Investments and
  Financial Futures Contracts ....................................................         (0.61)                    (0.05)
                                                                                        --------                  --------
   Total from Investment Operations ..............................................         (0.40)                     0.51
                                                                                        --------                  --------
 Less Distributions:
 Dividends from Net Investment Income ............................................         (0.21)                    (0.56)
                                                                                        --------                  --------
 Net Asset Value, End of Period ..................................................        $11.85                    $11.80
                                                                                        ========                  ========
 Total Investment Return at Net Asset Value (2) ..................................        (3.23%)(7)                 4.43%
 Total Adjusted Investment Return at Net Asset Value (2,3) .......................        (3.38%)(7)                 4.11%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ........................................          $178                      $932
 Ratio of Expenses to Average Net Assets (4) .....................................         1.44%(8)                  1.48%
 Ratio of Adjusted Expenses to Average Net Assets (5) ............................         1.75%(8)                  1.79%
 Ratio of Net Investment Income to Average Net Assets ............................         4.30%(8)                  4.84%
 Ratio of Adjusted Net Investment Income to Average Net Assets (5) ...............         3.95%(8)                  4.52%
 Portfolio Turnover Rate .........................................................            6%                       19%
 Expense and Fee Reduction Per Share (1) .........................................         $0.02                     $0.04


(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) The Ratio of Expenses to Average Net Assets for the periods or years ending on or after August 31, 1996 excludes the effect of balance credits described in
    Note B. If these expense reductions were included, the Ratio of Expenses to
    Average Net Assets would have been 0.70% for Class A and 1.40% for Class B and
    Class C for the periods or years ending from August 31, 1996 to August 31, 1999.
    For the year ended August 31, 2000, the Ratio of Expenses to Average Net Assets
    was 0.77% for Class A and 1.47% for Class B and Class C.
(5) Unreimbursed, without fee reduction.
(6) Class B and Class C shares began operations on October 3, 1996 and April 1, 1999, respectively.
(7) Not annualized.
(8) Annualized.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Schedule of Investments
August 31, 2000
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the
Massachusetts Tax-Free Income Fund on August 31, 2000. It has two main categories: tax-exempt long-term bonds and short-term investments. The tax-exempt bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                                               PAR VALUE                  YIELD
                                                         INTEREST    MATURITY      CREDIT        (000s        MARKET        AT
STATE, ISSUER, DESCRIPTION                                 RATE        DATE        RATING*      OMITTED)      VALUE       MARKET +
--------------------------                             ----------- ------------  ----------  -------------  ----------  -----------

TAX-EXEMPT LONG-TERM BONDS
Massachusetts (88.06%)
 Boston City Industrial Development Financing Auth,
  Sewage Facil Rev 1991 Ser Harbor Elec Energy Co Proj     7.375%     05-15-15        BBB         $250        $256,927     7.18%
 Boston Water and Sewer Commission,
  Gen Rev 1991 Sr Ser A ..............................     7.000      11-01-18        AAA          500         524,990     6.67
  Gen Rev 1992 Sr Ser A ..............................     5.750      11-01-13        A+           500         532,330     5.40
 Brockton, City of,
  State Qualified Municipal Purpose Ln of 1993 .......     6.125      06-15-18        A          2,000       2,054,340     5.96
 Holyoke, City of,
  GO School Proj Ln Act of 1948 ......................     7.650      08-01-09        AA         1,000       1,049,040     7.29
 Massachusetts Bay Transportation Auth,
  Gen Trans Rev Ser 1997D MBIA IBC ...................     5.000      03-01-27        AAA        1,000         916,100     5.46
  Gen Trans Sys Rev Ref Ser 1994A ....................     7.000      03-01-14        AA         1,000       1,179,520     5.93
  Gen Trans Sys Rev Ser 1997D ........................     5.000      03-01-22        AA         2,250       2,082,465     5.40
  Rev Assessment Ser 2000A ...........................     5.250      07-01-30        AAA        2,000       1,898,900     5.53
 Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref ...............     6.000      11-01-28        Ba2        1,000         791,610     7.58
  Rev Boston Univ Ser 1999P ..........................     5.450      05-15-59        BBB+       2,000       1,844,380     5.91
  Rev Lasell Village Proj Ser 1998A ..................     6.375      12-01-25        BBB-       1,000         862,280     7.39
  Rev GNMA Coll VOA Concord Ser 2000A ................     6.900      10-20-41        AAA        1,000       1,100,320     6.27
  Rev YMCA Greater Boston Iss ........................     5.450      11-01-28        BBB+       1,000         899,870     6.06
 Massachusetts Educational Financing Auth,
  Ed Ln Rev Iss D Ser 1991A ..........................     7.250      01-01-09        AAA          305         313,137     7.06
 Massachusetts Health and Educational Facilities Auth,
  Rev Anna Jaques Hosp Iss Ser B .....................     6.875      10-01-12        Ba1           50          50,233     6.84
  Rev Bentley College Iss Ser H ......................     6.875      07-01-12        AAA          250         260,168     6.61
  Rev Boston College Iss Ser J Preref ................     6.625      07-01-21        AAA          965       1,001,805     6.38
  Rev Boston College Iss Ser J Unref Bal .............     6.625      07-01-21        AAA           35          36,307     6.39
  Rev Charlton Memorial Hosp Iss Ser B ...............     7.250      07-01-13        A          2,250       2,345,108     6.96
  Rev Community Colleges Prog Iss Ser A ..............     6.600      10-01-22        AAA          250         265,957     6.20
  Rev Dana-Farber Cancer Institute Ser G-1 ...........     6.250      12-01-22        A            500         501,095     6.24
  Rev Harvard Univ Iss Ser W .........................     6.000      07-01-35        AAA        1,000       1,059,840     5.66
  Rev Lowell Gen Hosp Iss Ser A ......................     8.400      06-01-11        A3           600         629,040     8.01
  Rev Melrose-Wakefield Hosp Iss Ser B ...............     6.350      07-01-06        AAA          500         524,830     6.05
  Rev New England Baptist Hosp Iss Ser B .............     7.350      07-01-17        AAA          250         261,087     7.04



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


                                                                                               PAR VALUE                  YIELD
                                                         INTEREST    MATURITY      CREDIT        (000s        MARKET        AT
STATE, ISSUER, DESCRIPTION                                 RATE        DATE        RATING*      OMITTED)      VALUE       MARKET +
--------------------------                             ----------- ------------  ----------  -------------  ----------  -----------

Massachusetts (continued)
 Massachusetts Health and
   Educational Facilities Auth (cont.),
  Rev Northeastern Univ Iss Ser E ....................     6.550%     10-01-22       AAA         $1,000     $1,053,390     6.22%
  Rev Ref Boston College Iss Ser L ...................     4.750      06-01-31       AA-          1,000        856,180     5.55
  Rev Ref Brandeis Univ Iss Ser J ....................     5.000      10-01-26       Aaa          1,000        916,900     5.45
  Rev Ref Harvard Pilgrim Health Ser A ...............     5.000      07-01-18       AAA          1,000        911,750     5.48
  Rev Ref Worcester Polytechnic Institute Iss Ser E ..     6.625      09-01-17       AAA            250        265,320     6.24
  Rev Simmons College Ser 2000D ......................     6.150      10-01-29       AAA          1,000      1,059,570     5.80
  Rev South Shore Hosp Ser F .........................     5.750      07-01-29       A            1,000        903,960     6.36
  Rev St Luke's Hosp .................................     6.950      08-15-23       AAA            500        498,125     6.98
  Rev Wheelock College Ser 2000B .....................     5.625      10-01-30       Aaa          1,000      1,000,330     5.62
 Massachusetts Housing Finance Agency,
  Rev Insured Rental Hsg 1994 Ser A ..................     6.600      07-01-14       AAA            960       1,000,819    6.33
  Rev Residential Devel FNMA Coll Ser C ..............     6.875      11-15-11       AAA          2,000       2,097,480    6.56
  Rev Residential Devel FNMA Coll Ser D ..............     6.800      11-15-12       AAA            500         522,535    6.51
 Massachusetts Industrial Finance Agency,
  Assisted Living Facil Rev Newton Group
   Properties LLC Proj ...............................     8.000      09-01-27       BB           1,000       1,042,950    7.67
  Assisted Living Facil Rev TNG Marina Bay LLC Proj ..     7.500      12-01-27       BB           1,000         998,670    7.51
  Resource Recovery Rev Ref Ogden Haverhill Proj
   Ser 1998A .........................................     5.600      12-01-19       BBB          1,000         883,840    6.34
  Resource Recovery Rev Ref Ser 1993A Refusetech Inc Proj  6.300      07-01-05       BBB+         1,825       1,910,136    6.02
  Rev Assumption College Iss 1996 ....................     6.000      07-01-26       AAA          1,000       1,032,670    5.81
  Rev Dana Hall School Iss ...........................     5.800      07-01-17       BBB-         1,090       1,051,349    6.01
  Rev Glenmeadow Retirement Community Ser C ..........     8.375      02-15-18       AA           1,000       1,189,790    7.04
  Rev Ref Emerson College Iss Ser 1991A ..............     8.900      01-01-18       AA             250         258,615    8.60
  Rev St John's High School ..........................     5.350      06-01-28       BBB+         1,000         886,060    6.04
  Rev Wtr Treatment American Hingham Proj ............     6.900      12-01-29       BBB          1,310       1,347,728    6.71
  Rev Wtr Treatment American Hingham Proj ............     6.750      12-01-20       BBB          2,000       2,045,300    6.60
 Massachusetts Municipal Wholesale Electric Co,
  Pwr Supply Sys Rev 1992 Ser B ......................     6.750      07-01-05       BBB+           500         523,875    6.44
  Pwr Supply Sys Rev 1992 Ser B ......................     6.750      07-01-06       BBB+         1,500       1,571,625    6.44
  Pwr Supply Sys Rev 1992 Ser B ......................     6.750      07-01-17       BBB+           400         414,516    6.51
  Pwr Supply Sys Rev 1992 Ser C ......................     6.625      07-01-10       AAA          1,000       1,053,900    6.29
  Pwr Supply Sys Rev 1993 Reg Inverse Floater ........     6.270      07-01-18       AAA          1,300       1,241,500    6.57
 Massachusetts Port Auth,
  Rev Ref Ser 1992A ..................................     6.000      07-01-23       AA-          1,370       1,391,071    5.91
  Rev Ser 1999C ......................................     5.750      07-01-29       AA-          1,250       1,267,388    5.67
  Rev Special Facil Ser A USAir Proj .................     5.750      09-01-16       AAA          1,000       1,014,710    5.67
 Massachusetts Turnpike Auth,
  Metro Highway Sys Rev Sr Lien Cap Apprec Ser 1997C .      Zero      01-01-20       AAA          1,000         341,190    5.64
 Massachusetts Water Pollution Abatement Trust,
  Wtr Poll Abatement Rev Ref Sub New Bedford Prog Ser A    4.750      02-01-26       Aaa          1,000         875,780    5.42
 Massachusetts Water Resource Auth,
  Gen Rev Ref 1993 Ser B .............................     5.500      03-01-17       A+             400         400,156    5.50
  Gen Rev Ref 1993 Ser B .............................     5.000      03-01-22       A+             360         329,411    5.46
  Gen Rev Ref 1993 Ser C .............................     4.750      12-01-23       A+           1,000         873,710    5.44



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


                                                                                               PAR VALUE                  YIELD
                                                         INTEREST    MATURITY      CREDIT        (000s        MARKET        AT
STATE, ISSUER, DESCRIPTION                                 RATE        DATE        RATING*      OMITTED)      VALUE       MARKET +
--------------------------                             ----------- ------------  ----------  -------------  ----------  -----------

Massachusetts (continued)
 Massachusetts, Commonwealth of,
  GO Consol Ln Ser 1998C .............................      Zero     08-01-18         AA-        $1,000       $369,810     5.63%
 Nantucket, Town of,
  GO Municipal Purpose Ln of 1991 ....................     6.800%    12-01-11         AAA           450        472,041     6.48
 Narragansett Regional School District,
  GO Unltd ...........................................     5.375     06-01-18         Aaa         1,000        995,950     5.40
 Plymouth, County of,
  Cert of Part Correctional Facil Proj ...............     5.000     04-01-22         AAA         1,000        919,470     5.44
 Rail Connections, Inc.,
  Rev Cap Apprec Rte 128 Pkg Ser 1999B ...............      Zero     07-01-18         BBB-        1,750        560,438     6.48
  Rev Cap Apprec Rte 128 Pkg Ser 1999B ...............      Zero     07-01-19         BBB-        2,415        722,858     6.50
 Route 3 North Transit Improvement Associates,
  Lease Rev ..........................................     5.375     06-15-29         AAA         3,600      3,484,512     5.55
 Springfield, City of,
  GO School Proj Ln Act of 1992 Ser B ................     7.100     09-01-11         AA            500        535,045     6.63
                                                                                                            ----------
                                                                                                            66,334,102
                                                                                                            ----------
Puerto Rico (7.59%)
 Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth
   of Puerto Rico ....................................     7.370     07-01-11         AAA        2,000       2,435,000     6.05
 Puerto Rico Highway and Transportation Auth,
  Highway Rev Cap Rites Ser Y ........................     6.250     07-01-14         A          1,000       1,120,460     5.58
 Puerto Rico Public Buildings Auth,
  Rev Gtd Govt Facils Ser 1997B ......................     5.000     07-01-27         AAA        1,000         941,560     5.31
 Puerto Rico, Commonwealth of,
  GO Pub Imp Inverse Rate Securities Ser 1996 ........     7.216#    07-01-11         AAA        1,000       1,217,500     5.93
                                                                                                            ----------
                                                                                                             5,714,520
                                                                                                            ----------

                                                         TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                       (Cost $71,060,476)      (95.65%)     72,048,622
                                                                                               -------     -----------

ISSUER, DESCRIPTION
-------------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.04%)
 Investment in a joint repurchase agreement transaction with
  UBS Warburg, Inc. - Dated 08-31-00, due 09-01-00
  (Secured by U.S. Treasury Bonds, 7.250% thru 9.250%,
  due 02-15-16 thru 02-15-19) - Note A...............      6.610                                 2,288       2,288,000
                                                                                                           -----------
                                                             TOTAL SHORT-TERM INVESTMENTS       (3.04%)      2,288,000
                                                                                               -------     -----------
                                                                        TOTAL INVESTMENTS      (98.69%)     74,336,622
                                                                                               -------     -----------
                                                        OTHER ASSETS AND LIABILITIES, NET       (1.31%)        990,308
                                                                                               -------     -----------
                                                                          TOTAL NET ASSETS    (100.00%)    $75,326,930
                                                                                              ========     ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


NOTES TO SCHEDULE OF INVESTMENTS

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

# Represents rate in effect on August 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Massachusetts Tax-Free Income Fund invests primarily in securities issued in the state of Massachusetts and its various political subdivisions. The performance of this Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, concentration of investments can be aggregated by various categories.

The table below shows the Fund's investments at August 31, 2000, assigned to various sector categories.


                                                                MARKET VALUE
                                                              AS A PERCENTAGE
                                                                 OF FUND'S
SECTOR DISTRIBUTION                                              NET ASSETS
-------------------                                           ---------------

General Obligation ........................................         6.87%
Revenue Bonds - Building ..................................         1.25
Revenue Bonds - Combined ..................................         1.22
Revenue Bonds - Correctional Facility .....................         1.22
Revenue Bonds - Education .................................        18.35
Revenue Bonds - Electric ..................................         6.38
Revenue Bonds - Financial .................................         1.46
Revenue Bonds - Health ....................................        12.05
Revenue Bonds - Highway ...................................         5.08
Revenue Bonds - Hospital ..................................         1.33
Revenue Bonds - Housing ...................................         4.81
Revenue Bonds - Industrial Development ....................         2.35
Revenue Bonds - Industrial Revenue ........................         7.38
Revenue Bonds - Other .....................................         3.06
Revenue Bonds - Transportation ............................        14.92
Revenue Bonds - Water & Sewer .............................         7.92
                                                              ----------
                           TOTAL TAX-EXEMPT LONG-TERM BONDS        95.65%
                                                              ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


NOTE A -
ACCOUNTING POLICIES

John Hancock Massachusetts Tax-Free Income Fund (the "Fund") is a diversified series of John Hancock Tax-Exempt Series Fund (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and Massachusetts personal income taxes as is consistent with preservation of capital.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $373,088 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2003 - $41,406, August 31, 2004 - $137,277, August 31, 2005 - $6,645 and August
31, 2008 - $187,760.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at

==========================NOTES TO FINANCIAL STATEMENTS=========================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended August 31, 2000.

OPTIONS The Fund may purchase or sell option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statement of Assets and Liabilities.

         At August 31, 2000 there were no written option transactions.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e)
0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

         Effective January 1, 2000, the Adviser has voluntarily agreed to limit the Fund's expenses to the extent required to prevent expenses from exceeding 0.80%, 1.50% and 1.50% of the average net assets attributable to Class A, Class B and Class C, respectively. Prior to January 1, 2000, the expense limitations were 0.70%, 1.40% and 1.40% of the

==========================NOTES TO FINANCIAL STATEMENTS=========================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, for the year ended August 31, 2000, the reduction in the Adviser's fee, collectively with any additional amounts not borne by the Fund by virtue of the expense limit, amounted to $221,420. This limitation may not be discontinued until December 31, 2000.

         The Fund has an agreement with its custodian bank under which $4,249 of custodian fees have been reduced by balance credits applied during the year ended August 31, 2000. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 2000, net sales charges received with regard to sales of Class A shares amounted to $63,891. Out of this amount, $8,557 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,762 was paid as sales commissions to unrelated broker-dealers and $53,572 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 2000, CDSCs amounted to $46,257.

         Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. For the year ended August 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $15,436. Out of this amount, $15,050 was paid as sales commissions to unrelated broker-dealers and $386 was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended August 31, 2000, CDSCs amounted to $472.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an

==========================NOTES TO FINANCIAL STATEMENTS=========================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


other asset. The deferred compensation liability and the related other asset are always equal and are marked to market periodically to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operation of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 2000, aggregated $14,161,655 and $13,259,000, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 2000.

         The cost of investments owned at August 31, 2000 for federal income tax purposes was $73,348,476. Gross unrealized appreciation and depreciation of investments aggregated $2,238,452 and $1,250,306, respectively, resulting in net unrealized appreciation of $988,146.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $251, an increase in undistributed net investment income of $3,983 and a decrease in capital paid-in of $4,234. This represents the amount necessary to report balances on a tax basis, excluding certain temporary differences, as of August 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


REPORT OF INDEPENDENT AUDITORS
To the Shareholders and Board of Trustees of John Hancock Massachusetts Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Massachusetts Tax-Free Income Fund (the "Fund") at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
-----------------------------
Boston, Massachusetts
October 6, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 2000.

         None of the 2000 income dividends qualify for the corporate dividends-received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 98.80% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 15.60%.

         None of the income dividends were derived from U.S. Treasury Bills.

         For specific information on exception provisions in your state, consult your local state tax office or your tax advisor.

         Shareholders will receive a 2000 U.S. Treasury Department Form 1099-DIV in January 2001. This will reflect the total of all distributions which are taxable for calendar year 2000.

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        www.jhfunds.com




--------------------------------------------------------------------------------
         This report is for the information of shareholders of the John Hancock Massachusetts Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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